UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2013

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On February 21, 2013, the Board of Directors of Webster Financial Corporation (the “Corporation”) determined not to reappoint Ernst & Young LLP (“E&Y”) as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2013 or any quarterly periods therein. On February 25, 2013, the Board of Directors engaged KPMG LLP (“KPMG”) as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2013. The Audit Committee of the Board of Directors of the Corporation recommended these actions to the Board of Directors following the completion of a competitive process concerning the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013, in which several firms were invited to participate.

E&Y was notified of this action on February 25, 2013. E&Y’s reports on the Corporation’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2011 and 2010, and in the subsequent interim period through the date of the filing of this Current Report on Form 8-K, there were (i) no disagreements between the Corporation and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make references to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided E&Y with a copy of the disclosure it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Corporation requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated February 27, 2013 is attached hereto as Exhibit 16.1.

In deciding to recommend the engagement of KPMG to the Board of Directors, the Audit Committee reviewed auditor independence and existing commercial relationships with KPMG, and concluded that KPMG had no commercial relationships with the Corporation that would impair its independence. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of the filing of this Current Report on Form 8-K, neither the Corporation nor anyone acting on its behalf has consulted with KPMG on any matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter dated February 27, 2013 to the SEC from Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: February 27, 2013	By:	/s/ Glenn I. MacInnes
	Name:	Glenn I. MacInnes
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated February 27, 2013 to the SEC from Ernst & Young LLP.